UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2017

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2017 Long-Term Incentive Awards
Revised Performance Share Award Agreement
On February 15, 2017, the Compensation Committee (the "Committee") approved a revised Performance Share Award Agreement (the “Agreement”) to be used for future awards under the Long-Term Performance-Based Incentive Plan. The form of Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.
No changes were made to percentile rank and payout percentages.
2017 Performance Share Awards
On February 15, 2017, the Committee established 2017 long-term incentive award opportunities in the form of performance shares with dividend equivalents for the named executive officers (NEOs) and other eligible employees of the Company. The Board approved the award opportunities at its meeting on February 16, 2017. The 2016 long-term incentive award opportunities for the NEOs are set forth in the 2017 Performance Share Award Opportunity Chart, which is filed as Exhibit 10.2 and incorporated herein by reference.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 16, 2017, the Board approved an amendment to Section 5.01 of the Company’s Bylaws, effective February 16, 2017.

Election, Qualification.
Section 5.01 of the Bylaws has been amended to delete the following language:
Except for an officer serving as a Director who may serve through the first regular meeting of the Board of Directors after he has attained the age of sixty-five (65), no “high ranking executive” of the Corporation may serve in that capacity beyond the date he shall have attained the age of sixty-five (65); “high ranking executive” shall mean the President, the Chief Executive Officer, the Vice Chairman of the Corporation, any Vice President, the Secretary, the Treasurer, the General Counsel, the chief executive officers of the Corporation’s public utility divisions, and any other officer of the Corporation so designated by the Board of Directors.

The Company’s Bylaws, as amended and restated on February 16, 2017, are filed as Exhibit 3.1 hereto.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Bylaws of MDU Resources Group, Inc., as amended and restated on February 16, 2017
10.1	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 16, 2017
10.2	MDU Resources Group, Inc. 2017 Performance Share Award Opportunity Chart

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2017

MDU RESOURCES GROUP, INC.

By:	/s/ Daniel S. Kuntz
Daniel S. Kuntz Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Bylaws of MDU Resources Group, Inc., as amended and restated on February 16, 2017
10.1	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 16, 2017
10.2	MDU Resources Group, Inc. 2017 Performance Share Award Opportunity Chart